Exhibit 10.1

AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN AGREEMENT

This Amendment (this “Amendment”), dated as of October 25, 2017, by and between JPP, LLC and JPP II, LLC, each a Delaware limited liability company (together “JPP” or, the “Lender”), SEARS, ROEBUCK AND CO. (“Sears”), KMART STORES OF ILLINOIS LLC, KMART OF WASHINGTON LLC, KMART CORPORATION (“KMART”), SHC DESERT SPRINGS, LLC, INNOVEL SOLUTIONS, INC., SEARS HOLDINGS MANAGEMENT CORPORATION, MAXSERV, INC., TROY COOLIDGE NO. 13, LLC, SEARS DEVELOPMENT CO. and BIG BEAVER OF FLORIDA DEVELOPMENT, LLC, collectively as borrower (individually or collectively, as the context may require, jointly and severally, together with their respective permitted successors and assigns, “Borrower”), amends that certain Second Amended Restated Loan Agreement, dated as of October 18, 2017 (the “Loan Agreement”; all capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).

WHEREAS, on October 18, 2017, Lender and Borrower entered into the Loan Agreement;

WHEREAS, Lender and Borrower desire to further amend the Loan Agreement.

NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby represent, warrant, covenant and agree as follows:

Section 1. Amendment of Loan Documents. Lender and Borrower hereby agree to amend the terms of the Loan Agreement as follows:

(a) The following definition is added to the definitions in the Agreement:

“Cascade Loan Agreement” means that certain Amended and Restated Loan Agreement, by and among Sears, Roebuck and Co., Sears Development Co., Innovel Solutions, Inc., Big Beaver of Florida Development, LLC and Kmart Corporation, as borrowers, Sears Holdings Corporation, as guarantor, and Lender and Cascade Investment, L.L.C., dated as of May 22, 2017, as amended by that certain Amendment to Amended and Restated Loan Agreement, dated as of July 3, 2017, and that certain Second Amendment to Amended and Restated Loan Agreement, dated as of October 25, 2017, as it may be further amended, restated or modified.”

(b) The definition of “Cascade Loan” is hereby deleted in its entirety and replaced with the following:

““Cascade Loan” means that certain loan made by Lender and Cascade Investments, L.L.C. to certain Borrowers pursuant to the Cascade Loan Agreement and secured by a first lien on the Secondary Properties.”

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(c) The definition of “Maturity Date” is hereby deleted in its entirety and replaced with the following:

““Maturity Date” means (i) with respect to Note Component A-1, July 20, 2020, or such earlier date as may result from acceleration of the Loan in accordance with this Agreement and (ii) with respect to Note Component A-2 and Note B, (A) the later of (1) April 23, 2018 (181 days following October 25, 2017), and (2) the earlier of (x) the date that the Cascade Loan is repaid in full, and (y) the “2018 Loan Maturity Date” (as defined in the Cascade Loan Agreement, including any extensions thereof in accordance with the terms of the Cascade Loan Agreement) or (B) such earlier date as may result from acceleration of the Loan in accordance with this Agreement.”

(b) Section 1.1(c) is hereby deleted in its entirety and replaced with the following:

“As of the date hereof, the Loan shall be secured by each of the Initial Properties. Upon making the Delayed Advance on October 25, 2017, the outstanding Indebtedness of Borrower under Note Component A-2 and Note B shall be further secured by each of the Secondary Properties. For the avoidance of doubt, any Lien on the Secondary Properties securing repayment of Note Component A-2 and Note B shall be subject and subordinate to the Liens securing the Cascade Loan.”

Section 2. Miscellaneous.

(a) All of the terms and conditions of the Loan Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein. Except as expressly amended hereby, the Loan Agreement and each of the other Loan Documents remains in full force and effect in accordance with its terms.

(b) Borrower hereby represents and warrants that (i) Borrower has the power and authority to enter into this Amendment, to perform its obligations under the Loan Agreement as amended hereby, (ii) Borrower has by proper action duly authorized the execution and delivery of this Amendment by Borrower and (iii) this Amendment has been duly executed and delivered by Borrower and constitutes Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to principles of conflicts of law.

(d) Borrower hereby (1) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Loan Agreement and each of the other Loan Documents, (2) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of the Loan Agreement as amended hereby and the other Loan Documents, in each case, without impairment, and (3) represents, warrants and covenants that it is not in default under the Loan Agreement or

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any of the other Loan Documents beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against the Indebtedness.

(e) Sears Holdings Corporation hereby (1) unconditionally approves and consents to the execution by Borrower of this Amendment and the modifications to the Loan Documents effected thereby, (2) unconditionally ratifies, confirms, renews and reaffirms all of its obligations under the Guaranty and the Environmental Indemnity (collectively, the “Guarantor Documents”), (3) acknowledges and agrees that its obligations under the Guarantor Documents remain in full force and effect, and shall continue to remain in full force during each Extension Term, binding on and enforceable against it in accordance with the terms, covenants and conditions of such documents without impairment and reaffirms such obligations under the Guarantor Documents to guaranty the obligations of Borrower under the Loan Agreement and other Loan Documents, and (4) represents, warrants and covenants that (i) it is not in default under the Guaranty beyond any applicable notice and cure periods, (ii) there are no defenses, offsets or counterclaims against its obligations under the Guaranty and (iii) it has the power and authority to enter into this Amendment and has by proper action duly authorized its execution and delivery of this Amendment.

(f) Borrower shall reimburse Lender for all reasonable out-of-pocket fees and expenses of legal counsel incurred by Lender in connection with this Amendment.

(g) Borrower hereby acknowledges that Lender and Cascade Investment, L.L.C. have entered into that certain Subordination and Intercreditor Agreement (“Intercreditor Agreement”), dated as of the date hereof, by and among Lender, in its capacity as Senior Agent (as defined therein), Cascade Investment, L.L.C., in its capacity as Senior Lender (as defined therein), and Lender, in its capacity as Subordinated Lender (as defined therein) and any Lien on the Secondary Properties is subject to the Intercreditor Agreement.

(h) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Copies of originals, including copies delivered by facsimile, pdf or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment.

[Signatures appear on following page]

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Lender and Borrower are executing this Agreement as of the date first above written.

LENDER:

JPP, LLC, a Delaware limited liability company

By:	/s/ Edward S. Lampert
	Name:	Edward S. Lampert
	Title:	Authorized Signatory

JPP II, LLC, a Delaware limited liability company

By:	/s/ Edward S. Lampert
	Name:	Edward S. Lampert
	Title:	Authorized Signatory

[Signatures continue on following page.]

BORROWER:

SEARS, ROEBUCK AND CO.,
a New York corporation

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Chief Financial Officer

KMART CORPORATION, a Michigan corporation

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Chief Financial Officer

KMART STORES OF ILLINOIS LLC,
an Illinois limited liability company

By: Kmart Corporation, a Michigan corporation, as Sole Member

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Chief Financial Officer

KMART OF WASHINGTON LLC,
a Washington limited liability company

By: Kmart Corporation, a Michigan corporation, as
Sole Member

By:	/s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Chief Financial Officer

SHC DESERT SPRINGS, LLC,
a Delware limited liability company

By: Kmart Corporation, a Michigan corporation, as
Sole Member

By:	/s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Chief Financial Officer

INNOVEL SOLUTIONS, INC.,
a Delaware corporation

By:	/s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Vice President

SEARS HOLDINGS MANAGEMENT
CORPORATION,
a Delaware corporation

By:	/s/ Robert A. Riecker
Name: Robert A. Riecker
Title: President

MAXSERV, INC.,
a Delaware corporation

By:	/s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Vice President

TROY COOLIDGE NO. 13, LLC,
a Michigan limited liability company

By: Kmart Corporation, a Michigan corporation, as
Sole Member

By:	/s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Chief Financial Officer

FROM AND AFTER THE FIRST DATE ON WHICH
A DELAYED ADVANCE IS MADE:

BIG BEAVER OF FLORIDA DEVELOPMENT, LLC,
a Florida limited liability company

By: Kmart Corporation, a Michigan corporation, as Sole Member

By: /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Chief Financial Officer

SEARS DEVELOPMENT CO.,
a Delaware corporation

By: /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Vice President

GUARANTOR:

SEARS HOLDINGS CORPORATION, a Delaware corporation

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Chief Financial Officer